Exhibit 99.2

Cipher Mining Signs Hosting Agreement with Fluidstack SEPTEMBER 25, 2025

Forward-Looking Statements

This presentation contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this presentation that are not statements of historical fact, such as statements about the Company's beliefs and expectations regarding its planned business model and strategy, its bitcoin mining and HPC data center development, timing and likelihood of success, capacity, functionality and operation of data centers, expectations regarding the operations of data centers, such as projected hashrate, potential strategic initiatives, such as joint ventures and partnerships, and management plans and objectives, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words "may," "will," "should," "expects," "plans," "anticipates," "could," "seeks," "intends," "targets," "projects," "contemplates," "believes," "estimates," "strategy," "future," "forecasts," "opportunity," "predicts," "potential," "would," "will likely result," "continue," and similar expressions (including the negative versions of such words or expressions).

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and its management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: volatility in the price of Cipher's securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, Cipher's evolving business model and strategy and efforts it may make to modify aspects of its business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting Cipher's business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of Cipher's Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission ("SEC") on February 25, 2025, Cipher's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025 filed with the SEC on August 7, 2025, and in Cipher's subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Website Disclosure

The company maintains a dedicated investors' website at https://investors.ciphermining.com/ ("Investors' Website"). Financial and other important information regarding the Company is routinely posted on and accessible through the Investors' Website. Cipher uses its Investors' Website as a distribution channel of material information about the Company, including through press releases, investor presentations, reports and notices of upcoming events. Cipher intends to utilize its Investors' Website as a channel of distribution to reach public investors and as a means of disclosing material non-public information for complying with disclosure obligations under Regulation FD. In addition, you may sign up to automatically receive email alerts and other information about the Company by visiting the "Email Alerts" option under the Investor Resources section of Cipher's Investors' Website and submitting your email address.

Non-GAAP Financial Measures

This press release includes a supplemental financial measure for Net Operating Income (NOI) Margin, which the Company defines as follows: NOI Margin represents rental revenue less rental property operating expenses, property taxes and insurance expenses (as recorded in the Company's consolidated statements of operations) divided by rental revenue. NOI Margin is commonly used by stockholders, the Company's management and industry analysts as a measurement of operating performance of the Company's rental portfolio. However, because NOI Margin excludes depreciation and amortization and captures neither the changes in the value of the Company's data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of the Company's data centers, all of which have real economic effect and could materially impact the Company's consolidated results of operations, the utility of NOI Margin as a measure of the Company's performance is limited. Other companies, including Real Estate Investment Trusts, may calculate NOI Margin differently than we do and, accordingly, our NOI Margin may not be comparable to these companies' NOI Margin. This supplemental financial measure is not a measurement of financial performance under accounting principles generally accepted in the United States ("GAAP") and, as a result, this supplemental financial measure may not be comparable to similarly titled measures of other companies. Management uses this non-GAAP financial measure internally to help understand, manage, and evaluate our business performance and to help make operating decisions. We believe the use of this non-GAAP financial measure can also facilitate comparison of our operating results to those of our competitors by excluding certain items that vary in our industry based on company policy.

Non-GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. For example, we expect that share-based compensation expense, which is excluded from the non-GAAP financial measure, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers and directors. Similarly, we expect that depreciation and amortization will continue to be a recurring expense over the term of the useful life of the related assets. Our non-GAAP financial measures are not meant to be considered in isolation and should be read only in conjunction with our condensed consolidated financial statements included elsewhere in this presentation, which have been prepared in accordance with GAAP. We rely primarily on such condensed consolidated financial statements to understand, manage and evaluate our business performance and use the non-GAAP financial measures only supplementally.

The contents and appearance of this presentation is copyrighted and the trademarks and service marks are owned by Cipher Mining Inc. All rights reserved.

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Transaction Overview

Cipher Mining Signs a 10-Year Lease for AI / HPC Hosting with Fluidstack at Barber Lake

168 MW Critical IT Load Under Contract	**244 MW** Gross Capacity at Barber Lake	**~$3.0Bn** Minimum Contract Value	**10 Years** Base Lease Term
80%-85% Expected NOI Margin	**Oct. 2026** Lease Start Date	**Two 5-Year** Lease Extension Options	**~$9-11MM** Total Development Cost / IT MW

Google To Provide Backstop Support for $1.4Bn of Fluidstack's Lease Obligations

Fluidstack

- Google to receive ~5.4% stake in Cipher in consideration for providing backstop to support project financing
- 168 MW of contracted capacity expected to be delivered by September 2026
- Expected rent commencement in October 2026

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Compelling Strategic and Financial Rationale

1. Signals Cipher's arrival as a credible player in the premium AI/HPC infrastructure ecosystem
2. Diversifies revenue with expected steady, predictable, recurring, long-term revenue with high margins
3. Strengthens relationships with renowned neocloud and hyperscaler in the market
4. Complements Cipher's current pipeline with what we believe is a replicable and scalable strategy

Total Pro Forma MW Mix (1)


AI/HPC
~37%
~660MW(1)
BTC Mining
~63%

1. Based on forecasted gross MWs at Barber Lake for AI/HPC and currently operating self-mining capacity at Odessa, Black Pearl, Alborz, Bear, and Chief

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Executing on Cipher's AI / HPC Strategy via Notable Transaction



Growth of AI/HPC Data Centers
Pipeline ~2.4 GW
Grid Optimization
Bitcoin Adoption

~2.4 GW Pipeline

- ✓ We believe Cipher is well positioned to meet surging AI demand with 7 sites suitable for HPC workloads

Dual Track Monetization

- ✓ Poised to earn attractive Bitcoin mining returns with lowest-cost power while preserving efficient pivot to HPC

Best-In-Class Team

- ✓ Experienced team across data center construction and operations with deep expertise in building and operating Tier 3 data centers for hyperscalers

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Cipher’s Differentiated Asset Portfolio Well Suited for AI Data Centers 6 Alborz Stingray Bear Odessa Black Pearl Reveille Milsing Chief 40 MW Amarillo 100 MW 40 MW 40 MW 207 MW Austin San Antonio Houston 300 MW 70 MW Mikeska McLennan Barber Lake Phase I: 300 MW Phase II: 500 MW 500 MW Dallas 500 MW 500 MW Reveille Milsing Alborz Mikeska Odessa Chief Stingray McLennan 40 MW 40 MW 207 MW 500 MW 500 MW 500 MW 100 MW 70 MW Barber Lake Phase I: 300 MW Phase II: 500 MW 300 MW Black Pearl Bear 40 MW Total Power Capacity Total Acreage Operational Total Power Capacity Total Acreage Under Development (2025) Total Power Capacity Total Acreage Powered Land (2026 – 2027) Total Power Capacity Total Acreage Queued Capacity (2028+) 477 MW (1) 107 Acres 450 MW 622 Acres 170 MW 305 Acres 2,000 MW (2) 891 Acres Noteworthy ability to scale incremental ~2.4 GW of compute across partnerships 1. Includes total power capacity at the JV sites 2. Reflects total potential capacity of 500 MW per site – pending load studies and ERCOT LFL approval Gross: 244 MW IT: 168 MW